UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2012 Annual Report to Shareholders

DWS Enhanced Commodity Strategy Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Consolidated Investment Portfolio
25 Consolidated Statement of Assets and Liabilities
27 Consolidated Statement of Operations
28 Consolidated Statement of Changes in Net Assets
29 Consolidated Financial Highlights
34 Notes to Consolidated Financial Statements
52 Report of Independent Registered Public Accounting Firm
53 Information About Your Fund's Expenses
54 Tax Information
55 Summary of Management Fee Evaluation by Independent Fee Consultant
59 Board Members and Officers
64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

The fund returned -13.24% during the 12 months ended June 30, 2012. While negative on an absolute basis, the fund outpaced the -14.36% return of the benchmark, the Dow Jones UBS Commodity Index, and the -13.62% average return of the funds in its Morningstar category, Commodities Broad Basket Funds. The fund returned 6.16% in the three-year period ended June 30, 2012, compared with 3.39% for the benchmark and 4.87% for the peer group.

"Our ability to take advantage of multiple sources of return benefited the fund during the past 12 months."

Commodities, as a group, performed poorly during the annual period. Commodities are very sensitive to global economic trends, and on this front, the news flow was largely downbeat. One of the most important headwinds to the asset class was the evidence that China's growth is slowing significantly. While the country's economy continues to provide robust annual growth in the 8% range, this is well below the range investors had come to expect over the past decade. Since China is now the most important source of commodity demand in the world, the country's slowing growth — in conjunction with worries that it may slow even further in the years ahead — put strong downward pressure on commodity prices. The developed world failed to pick up the slack, with the United States, Europe and Japan all facing varying degrees of economic malaise.

The fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity), such as commodity-linked swap contracts, commodity-linked structured notes, options and futures contracts, to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial, and other precious metals, livestock or agricultural products. With respect to the fund's fixed-income investments, portfolio management's goal is to construct a diversified, balanced portfolio of fixed income securities in the government, government agency and corporate sectors. Management also targets bonds with low duration. Please see the fund's prospectus for a complete description of the commodity-linked, derivative and other securities in which the fund invests, including a variety of fixed-income securities.

In terms of individual commodities, oil and natural gas — which together make up more than one-quarter of the benchmark — declined in price due to the adverse combination of falling demand and rising supply. Industrial metals, such as copper, aluminum and zinc, were also hit hard by the drop-off in China's growth rate, while gold finished the year just barely in positive territory. Agricultural commodities performed somewhat better, as the group rallied sharply late in the period on worries that the U.S. harvest would come in below initial expectations due to the hot and dry weather in the Midwest.

Fund Performance

The fund gains exposure to commodities using commodity-linked swaps and futures. This is an efficient approach as it utilizes only a fraction of the portfolio's capital as collateral. The remaining portion of the portfolio is invested in a fixed-income strategy. The fund has employed this approach since March 31, 2010. The fund's approach consists of a tactical element, a relative value strategy and a "roll enhancement" strategy. The fund's tactical strategy added the most value, followed by its roll enhancement strategy. The relative value strategy detracted from performance, but this was more than offset by the strength in the two other components.

Tactical strategy: This strategy allows us to shift the fund's effective weighting to the broader commodity market from a low of 50% to a high of 100%. Quantitative momentum models determine the investment level of the portfolio. When the momentum trend in the market is stable or rising, we may maintain or increase our overall exposure to commodities. When the momentum trend in the market is negative and falling, we may reduce our overall exposure to commodities.

The tactical strategy was the strongest performer during the year. Our exposure to commodities averaged approximately 67%, which helped shelter the fund from the full impact of commodities' poor price performance.

Relative value strategy: Our relative value strategy actively overweights and underweights each of the most liquid commodities depending on how "cheap" or "expensive" each commodity appears from a quantitative perspective. This portion of our strategy is based on the principle that over time, commodity prices tend to "mean revert." If the short-term, one-year moving average price of a commodity is above its long-term, five-year moving average price, we may underweight the commodity; if the short-term moving average price is below the long-term moving average price, we may overweight the commodity.

The relative value strategy detracted from performance. An overweight position in aluminum for a portion of the period weighed on performance, as aluminum prices declined. On the plus side, our underweight position in crude oil added value for the fund.

Roll enhancement strategy: Commodity investing entails purchasing a contract to buy or sell a specific commodity on a specific date. Since the fund does not want to take physical delivery of the underlying commodity contracts, we "roll" the contracts (i.e., sell one contract and purchase another) on a regular basis. With our roll enhancement strategy, we seek to roll into contracts that maximize the fund's return potential.

The roll enhancement strategy also helped performance during the year despite some weakness during the final three months of the period. Most of the fund's commodity exposure was in longer-dated contracts, which — as a group — experienced less price volatility than their short-dated counterparts.

Outlook and Fund Positioning

Our ability to take advantage of multiple sources of return benefited the fund's relative performance during the past 12 months. Even when one of our strategies wasn't working, the underperformance was balanced out by our returns elsewhere in the fund. As a result, we outperformed in each of the year's four calendar quarters. In our view, this helps illustrate the value of using active management within the commodities space.

We continue to hold a positive long-term outlook on commodities due to the favorable supply-and-demand dynamics created by the growing world population. In the near term, however, commodity prices are being pressured by the news flow out of Europe and the shaky outlook for Chinese growth. While we expect that the concerns about China have become exaggerated — creating the possibility that better-than-expected economic results could support the market later in the year — commodities are likely to remain highly volatile and headline-sensitive for the majority of the second half. Amid the ongoing swings in market sentiment, we believe we can continue to add value through our disciplined, active approach and emphasis on risk management.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 18 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Vice President

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

Steven Zhou, Associate

Portfolio Manager of the fund. Joined the fund in 2011.

• Analyst for Mortgage Backed Securities: New York.

• Joined Deutsche Asset Management in 2010 with over 2 years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

• MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Dow Jones UBS Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Commodities Broad Basket Funds category consists of funds that invest in a diversified basket of commodity goods including but not limited to grains, minerals, metals, livestock, cotton, oils, sugar, coffee and cocoa. These funds may invest directly in physical assets or commodity-linked derivative instruments, such as commodity swap agreements.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Mean reversion is a theory that prices and returns eventually move back toward the mean, or average.

A swap is an exchange of cash flows that are dependent on the price of an underlying commodity.

A structured note is a hybrid security whose return typically tracks the performance of an underlying debt obligation and a derivative that is embedded within it. The characteristics of the underlying debt obligation and derivative embedded within it adjust the securities risk/return profile.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Options are financial derivatives that offer the right, but not the obligation, to buy or sell a security or financial asset at an agreed-upon price and during a certain period of time or on a specific date.

Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Duration is a measure of a fund's sensitivity to interest-rate changes; the longer a fund's duration, the more sensitive it is to changes in interest rates.

Overweight means the fund holds a higher weighting in a given sector, security, or commodity than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary June 30, 2012 (Unaudited)
Average Annual Total Returns as of 6/30/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	-13.24%	6.16%	-3.33%	1.86%
Class B	-13.94%	5.36%	-4.09%	1.08%
Class C	-14.13%	5.37%	-4.08%	1.08%
Dow Jones UBS Commodity Index+	-14.36%	3.39%	-4.41%	-1.98%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-18.23%	4.08%	-4.47%	1.05%
Class B (max 4.00% CDSC)	-16.14%	4.76%	-4.14%	1.08%
Class C (max 1.00% CDSC)	-14.13%	5.37%	-4.08%	1.08%
Dow Jones UBS Commodity Index+	-14.36%	3.39%	-4.41%	-1.98%
No Sales Charges
Class S	-13.23%	6.41%	-3.16%	2.03%
Institutional Class	-13.02%	6.60%	-3.03%	2.15%
Dow Jones UBS Commodity Index+	-14.36%	3.39%	-4.41%	-1.98%

* The Fund commenced operations on February 14, 2005. The performance shown for the index is for the time period of February 28, 2005 through June 30, 2012, which is based on the performance period of the life of the Fund.

On April 1, 2010, the Fund adopted its current name and the Fund's investment style changed to an actively managed direct-commodity strategy.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2011 are 1.50%, 2.39%, 2.26%, 1.26% and 1.13% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. The performance shown for the index is for the time period of February 28, 2005 through June 30, 2012, which is based on the performance period of the life of the Fund.

+ The unmanaged Dow Jones UBS Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 6/30/12	$3.25	$2.99	$2.99	$3.28	$3.29
6/30/11	$4.42	$4.09	$4.10	$4.47	$4.48
Distribution Information Twelve Months as of 6/30/12: Income Dividends	$.65	$.59	$.59	$.67	$.67

Morningstar Rankings — Commodities Broad Basket Funds Category as of 6/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	36	of	93	38
3-Year	15	of	42	34
5-Year	12	of	34	34
Class B 1-Year	46	of	93	49
3-Year	18	of	42	42
5-Year	18	of	34	52
Class C 1-Year	50	of	93	53
3-Year	17	of	42	39
5-Year	17	of	34	49
Class S 1-Year	35	of	93	37
3-Year	14	of	42	32
5-Year	11	of	34	31
Institutional Class 1-Year	27	of	93	28
3-Year	13	of	42	29
5-Year	10	of	34	28

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Consolidated Investment Portfolio

as of June 30, 2012
	Principal Amount ($)	Value ($)

Corporate Bonds 26.8%
Consumer Discretionary 1.3%
DIRECTV Holdings LLC, 2.4%, 3/15/2017	2,000,000	2,013,170
Hilton Worldwide, Inc., 144A, 4.967%*, 11/15/2013	4,000,000	3,973,712
Kia Motors Corp., 144A, 3.625%, 6/14/2016	1,400,000	1,437,478
NBCUniversal Media LLC, 3.65%, 4/30/2015	2,000,000	2,124,864
News America, Inc., 7.6%, 10/11/2015	2,000,000	2,309,490
		11,858,714
Consumer Staples 0.2%
Safeway, Inc., 3.4%, 12/1/2016	2,000,000	2,036,806
Energy 1.7%
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	3,000,000	3,075,861
Energy Transfer Partners LP, 6.0%, 7/1/2013	3,000,000	3,127,806
IPIC GMTN Ltd., 144A, 3.75%, 3/1/2017	1,500,000	1,560,000
Kinder Morgan Energy Partners LP, 3.5%, 3/1/2016	1,700,000	1,797,380
Plains All American Pipeline LP, 4.25%, 9/1/2012	3,000,000	3,013,668
Transocean, Inc., 4.95%, 11/15/2015	3,060,000	3,294,619
		15,869,334
Financials 18.4%
Abbey National Treasury Services PLC, 1.766%*, 4/25/2013	4,600,000	4,600,000
American Express Credit Corp., Series D, 5.125%, 8/25/2014	3,000,000	3,240,837
American International Group, Inc., 3.65%, 1/15/2014	4,000,000	4,085,680
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	2,000,000	2,249,168
Asian Development Bank, 1.125%, 3/15/2017	3,500,000	3,553,921
Banco Bradesco SA, 144A, 2.566%*, 5/16/2014	3,000,000	2,996,037
Banco del Estado de Chile, 2.03%, 4/2/2015	2,500,000	2,500,000
Banco do Brasil SA, 3.875%, 1/23/2017 (a)	2,000,000	2,050,000
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017	2,000,000	1,990,000
Banco Santander Chile, 144A, 2.875%, 11/13/2012	2,300,000	2,300,000
Bank of England Euro Note, 144A, 0.5%, 3/6/2015	3,000,000	3,000,441
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017	5,660,000	5,825,827
Barclays Bank PLC, 144A, 2.5%, 9/21/2015	3,245,000	3,312,172
BB&T Corp., 1.166%*, 4/28/2014	3,000,000	3,016,374
BNP Paribas Home Loan Covered Bonds SA, 144A, 2.2%, 11/2/2015	4,000,000	4,005,744
Caisse Centrale Desjardins du Quebec, 144A, 1.6%, 3/6/2017	4,530,000	4,580,781
Canadian Imperial Bank of Commerce, 144A, 2.75%, 1/27/2016	5,000,000	5,306,640
Capital One Financial Corp., 1.617%*, 7/15/2014	2,000,000	1,987,506
Citigroup, Inc., 2.65%, 3/2/2015	2,275,000	2,274,722
Commonwealth Bank of Australia, 144A, 1.711%*, 3/31/2017	6,000,000	5,994,552
Compagnie de Financement Foncier, 144A, 2.125%, 4/22/2013	3,335,000	3,354,196
Credit Agricole Home Loan SFH, 144A, 1.216%*, 7/21/2014	5,000,000	4,886,940
Daimler Finance North America LLC, 144A, 1.071%*, 3/28/2014	5,000,000	4,988,160
Export-Import Bank of Korea, 3.75%, 10/20/2016	3,000,000	3,166,782
Ford Motor Credit Co., LLC, 144A, 3.984%, 6/15/2016	4,000,000	4,119,636
General Electric Capital Corp., 0.668%*, 6/20/2016	5,000,000	4,694,745
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	3,530,000	3,695,080
Hartford Financial Services Group, Inc., 4.0%, 10/15/2017	2,000,000	2,008,296
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	1,898,000	1,951,127
Hyundai Capital America, 144A, 3.75%, 4/6/2016	3,000,000	3,111,135
Metropolitan Life Global Funding I, 144A, 5.2%, 9/18/2013	3,000,000	3,144,072
National Australia Bank, 2.75%, 3/9/2017	3,140,000	3,159,038
Nederlandse Waterschapsbank NV, 144A, 0.65%*, 5/8/2013	10,000,000	9,980,660
Petrobras International Finance Co., 3.875%, 1/27/2016	2,710,000	2,797,912
Principal Life Income Funding Trust, 0.646%*, 11/8/2013	3,000,000	3,002,790
RCI Banque SA, 144A, 2.339%*, 4/11/2014	5,330,000	5,180,248
Royal Bank of Scotland PLC, 144A, 1.998%*, 3/11/2014	6,000,000	5,928,287
SABMiller Holdings, Inc., 144A, 1.85%, 1/15/2015	2,000,000	2,028,564
Santander U.S. Debt SA Unipersonal, 144A, 2.991%, 10/7/2013	2,000,000	1,923,122
Scotland International Finance No. 2 BV, 144A, 4.25%, 5/23/2013	3,000,000	2,998,875
SLM Corp., 3.5%*, 7/1/2014	1,080,000	1,069,556
Societe Generale SA, 144A, 1.519%*, 4/11/2014	3,300,000	3,193,648
Svensk Exportkredit AB, 2.125%, 7/13/2016	4,590,000	4,724,997
Telecom Italia Capital SA, 6.175%, 6/18/2014	2,000,000	2,015,000
Teva Pharmaceutical Finance III BV, 0.968%*, 3/21/2014	4,065,000	4,071,980
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	3,000,000	3,084,549
UBS AG, 144A, 2.25%, 3/30/2017	3,335,000	3,345,252
Volkswagen International Finance NV, 144A, 2.375%, 3/22/2017	2,000,000	2,031,652
		168,526,701
Health Care 0.6%
Amgen, Inc., 2.5%, 11/15/2016	3,000,000	3,117,000
Express Scripts Holding Co., 144A, 2.75%, 11/21/2014	2,500,000	2,553,485
		5,670,485
Industrials 0.6%
ADT Corp., 144A, 2.25%, 7/15/2017 (b)	700,000	703,283
BAA Funding Ltd., 144A, 2.5%, 6/25/2015	1,010,000	1,015,652
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	3,342,000	3,798,584
		5,517,519
Information Technology 0.4%
Xerox Corp., 6.4%, 3/15/2016	3,000,000	3,430,728
Materials 1.6%
Airgas, Inc., 2.95%, 6/15/2016	1,830,000	1,897,657
ArcelorMittal, 3.75%, 3/1/2016 (a)	3,000,000	2,979,369
Georgia-Pacific LLC, 144A, 8.25%, 5/1/2016	5,229,000	5,760,125
Hyundai Steel Co., 144A, 4.625%, 4/21/2016	3,500,000	3,637,680
		14,274,831
Telecommunication Services 0.1%
British Telecommunications PLC, 2.0%, 6/22/2015	850,000	861,680
Utilities 1.9%
Abu Dhabi National Energy Co., 144A, 4.125%, 3/13/2017	2,400,000	2,532,000
Entergy Louisiana LLC, 1.875%, 12/15/2014	1,650,000	1,690,179
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015	3,400,000	3,472,654
PPL Energy Supply LLC, 5.4%, 8/15/2014	4,450,000	4,773,969
Sempra Energy, 1.228%*, 3/15/2014	4,500,000	4,509,108
		16,977,910
Total Corporate Bonds (Cost $242,394,948)		245,024,708

Mortgage-Backed Securities Pass-Throughs 4.2%
Federal National Mortgage Association, 3.0%, with various maturities from 5/1/2027 until 6/1/2027 (Cost $38,685,906)	36,653,610	38,738,907

Asset-Backed 0.9%
Automobile Receivables 0.5%
AmeriCredit Automobile Receivables Trust:
"C", Series 2011-1, 2.85%, 8/8/2016	3,000,000	3,081,050
"D", Series 2011-2, 4.0%, 5/8/2017	1,280,000	1,337,710
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	533,572	534,409
		4,953,169
Credit Card Receivables 0.4%
Citibank Omni Master Trust, "A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	2,105,000	2,298,917
MBNA Credit Card Master Note Trust, "C1", Series 2006-C1, 0.662%*, 7/15/2015	1,500,000	1,499,132
		3,798,049
Total Asset-Backed (Cost $8,758,853)		8,751,218

Commercial Mortgage-Backed Securities 4.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"B", Series 2005-2, 5.112%*, 7/10/2043	5,000,000	5,133,780
"AM", Series 2006-3, 5.858%*, 7/10/2044	3,125,000	3,040,341
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	198,391	198,207
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	5,000,000	5,249,355
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037	3,000,000	3,008,055
"B", Series 2005-C5, 5.1%, 8/15/2038	1,500,000	1,455,423
"H", Series 2002-CKP1, 144A, 7.546%*, 12/15/2035	725,000	723,427
First Union-Lehman Brothers-Bank of America, "D", Series 1998-C2, 6.778%, 11/18/2035	4,077,917	4,155,067
GMAC Commercial Mortgage Securities, Inc., "F", Series 2003-C1, 144A, 4.718%, 5/10/2036	1,823,000	1,834,228
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	2,800,000	2,981,885
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	3,630,000	3,885,193
"AM", Series 2006-CB16, 5.593%, 5/12/2045	1,000,000	1,046,632
"F", Series 2003-ML1A, 144A, 5.623%*, 3/12/2039	3,500,000	3,519,152
Total Commercial Mortgage-Backed Securities (Cost $36,515,122)		36,230,745

Collateralized Mortgage Obligations 2.1%
Banc of America Mortgage Securities, Inc.:
"2A1", Series 2004-5, 5.5%, 6/25/2034	11,873	11,847
"1A1", Series 2005-11, 5.75%, 12/25/2035	762,597	760,981
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.495%*, 8/28/2047	5,358,061	5,264,625
Federal National Mortgage Association:
"FB", Series 1996-44, 1.05%*, 9/25/2023	245,676	248,705
"NA", Series 2005-33, 5.0%, 11/25/2022	77,821	77,624
"AD", Series 2008-74, 5.0%, 4/25/2037	651,152	652,035
Thornburg Mortgage Securities Trust:
"4A3", Series 2007-3, 0.455%*, 6/25/2047	3,623,876	3,623,514
"2A1", Series 2007-3, 0.465%*, 6/25/2047	8,133,060	8,111,914
Total Collateralized Mortgage Obligations (Cost $18,629,996)		18,751,245

Government & Agency Obligations 33.3%
Other Government Related (c) 3.5%
BRFkredit AS, 144A, 0.717%*, 4/15/2013	2,500,000	2,500,228
Japan Finance Corp., 2.25%, 7/13/2016	5,000,000	5,236,020
Korea National Oil Corp., 144A, 5.375%, 7/30/2014	3,000,000	3,187,659
Network Rail Infrastructure Finance PLC, 144A, 0.875%, 1/20/2015	4,100,000	4,117,630
OeBB Infrastruktur AG, 4.75%, 10/28/2013	10,000,000	10,484,800
Suncorp-Metway Ltd.:
0.696%*, 10/19/2012	1,650,000	1,648,721
144A, 1.967%*, 7/16/2012	1,370,000	1,370,734
Westpac Banking Corp., Series G, 144A, 0.658%*, 12/14/2012	3,000,000	3,001,056
		31,546,848
Sovereign Bonds 0.9%
Export Development Canada, 1.5%, 5/15/2014	3,200,000	3,267,661
Province of British Columbia, Canada, 1.2%, 4/25/2017	2,855,000	2,882,910
Russian Federation, 144A, 3.25%, 4/4/2017	2,000,000	2,012,480
		8,163,051
U.S. Government Sponsored Agencies 8.2%
Federal Home Loan Bank:
0.375%, 1/29/2014	5,320,000	5,320,455
1.0%, 6/21/2017	13,110,000	13,143,043
Federal Home Loan Mortgage Corp.:
0.375%, 2/27/2014	10,000,000	9,997,246
0.5%, 4/17/2015	10,000,000	9,986,885
1.0%, 8/27/2014	15,000,000	15,186,606
1.25%, 5/12/2017	17,000,000	17,239,873
Federal National Mortgage Association, 0.5%, 5/27/2015	4,500,000	4,487,785
		75,361,893
U.S. Treasury Obligations 20.7%
U.S. Treasury Notes:
0.25%, 11/30/2013	20,000,000	19,986,720
0.25%, 1/31/2014	16,000,000	15,985,632
0.25%, 1/15/2015	20,000,000	19,942,180
0.25%, 2/15/2015	5,000,000	4,982,420
0.25%, 5/15/2015	20,000,000	19,912,500
0.5%, 11/15/2013	20,000,000	20,057,040
0.625%, 5/31/2017	10,000,000	9,953,910
0.75%, 6/15/2014 (d)	20,000,000	20,165,620
0.875%, 12/31/2016	10,000,000	10,089,840
1.25%, 8/31/2015	16,000,000	16,398,752
1.375%, 11/30/2015	9,000,000	9,265,077
1.5%, 7/31/2016	7,000,000	7,252,112
4.25%, 8/15/2013	15,235,000	15,913,430
		189,905,233
Total Government & Agency Obligations (Cost $303,820,716)		304,977,025

Loan Participations and Assignments 5.1%
Senior Loans* 3.9%
Aptalis Pharma, Inc., Term Loan B, 5.5%, 2/10/2017	492,500	478,587
Avaya, Inc., Term Loan B3, 4.967%, 10/26/2017	1,641,322	1,458,323
AVG Technologies NV, Term Loan, 7.5%, 3/15/2016	437,500	426,563
Bellisio Foods, Inc., Term Loan, 7.0%, 12/30/2017	498,750	483,788
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	977,743	976,310
Buffalo Gulf Coast Terminals LLC, Term Loan B, 7.5%, 10/31/2017	997,487	998,734
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.5%, 2/28/2017	937,286	934,291
Chrysler Group LLC, Term Loan B, 6.0%, 5/24/2017	990,000	998,662
Clearwater Seafoods Ltd., Term Loan B, 6.75%, 6/6/2018	500,000	499,375
CPG International, Inc., Term Loan B, 6.0%, 2/18/2017	986,234	951,410
CPI International, Inc., Term Loan B, 5.0%, 2/9/2017	492,500	492,500
Cumulus Media, Inc., First Lien Term Loan, 5.75%, 9/17/2018	1,989,434	1,987,305
Entercom Radio LLC, Term Loan B, 6.25%, 11/23/2018	500,000	501,875
Exopack LLC, Term Loan, 6.5%, 5/31/2017	1,237,500	1,235,180
Fairway Group Acquisition Co., Term Loan A, 7.5%, 3/3/2017	987,505	981,333
Focus Brands, Inc., Term Loan B, 6.25%, 2/21/2018	475,861	477,945
Genesys Telecom Holdings U.S., Inc., Term Loan B, 6.75%, 1/31/2019	498,750	501,555
Global Tel*Link Corp., Term Loan B, 6.0%, 12/14/2017	498,750	499,583
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	963,526	914,276
Ineos U.S. Finance LLC, 6 Year Term Loan, 6.5%, 5/4/2018	498,750	489,398
Istar Financial, Inc., Term Loan A2, 7.0%, 6/30/2014	1,000,000	1,000,535
Kalispel Tribal Economic Authority, Term Loan B, 7.5%, 2/24/2017	1,410,800	1,386,111
Language Line LLC, Second Lien Term Loan, 10.5%, 12/20/2016	400,000	396,776
Mohegan Tribal Gaming Authority, Term Loan B, 9.0%, 3/1/2016	500,000	502,500
National Bedding Co., LLC, Second Lien Term Loan, 5.25%, 2/28/2014	500,000	497,188
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/24/2019	500,000	503,957
NPC International, Inc., Term Loan B, 5.25%, 12/28/2018	498,750	498,957
Nuveen Investments, Inc., Term Loan, 5.961%, 5/12/2017	500,000	493,375
NXP BV, Term Loan B, 5.25%, 3/19/2019	748,125	746,255
Oberthur Technologies Holding SAS, Term Loan B, 6.252%, 3/30/2019	500,000	488,750
Oceania Cruises, Inc., Term Loan B, 5.25%, 4/27/2015	2,000,000	1,895,000
Orbitz Worldwide, Inc., Term Loan, 3.245%, 7/25/2014	894,332	843,860
Oriental Trading Co., Inc., Term Loan B, 7.0%, 2/10/2017	1,394,860	1,397,769
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	480,797	481,999
Sabre Holdings Corp., Term Loan, 5.995%, 9/29/2017	492,208	474,611
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	493,274	492,349
Sophia LP, Term Loan B, 6.25%, 7/19/2018	498,750	502,543
Springleaf Financial Funding Co., Term Loan, 5.5%, 5/10/2017	1,750,000	1,652,814
Star West Generation LLC, Term Loan B, 6.0%, 5/17/2018	1,692,308	1,640,134
Texas Competitive Electric Holdings Co., LLC, Term Loan, 4.741%, 10/10/2017	961,389	577,386
TricorBraun, Inc., Term Loan B, 5.5%, 5/3/2018	1,000,000	998,750
Tube City IMS Corp., Term Loan, 5.75%, 3/20/2019	250,000	250,000
U.S. Airways Group, Inc., Term Loan, 2.745%, 3/21/2014	972,222	929,085
U.S. Foodservice, Inc., Term Loan B, 5.75%, 3/31/2017	495,000	475,819
Volume Services America, Inc., Term Loan B, 10.5%, 9/16/2016	488,797	490,173
		35,903,689
Sovereign Loans 1.2%
Gazprom OAO, 144A, 4.95%, 5/23/2016	2,000,000	2,070,980
Russian Agricultural Bank OJSC:
Series 1, 144A, 7.175%, 5/16/2013	1,846,000	1,918,178
144A, 9.0%, 6/11/2014	3,000,000	3,300,210
VTB Bank, 144A, 6.465%, 3/4/2015	3,000,000	3,146,250
		10,435,618
Total Loan Participations and Assignments (Cost $46,823,692)		46,339,307

Short-Term U.S. Treasury Obligations 17.5%
U.S. Treasury Bills:
0.13%**, 9/6/2012 (e)	12,293,000	12,291,476
0.156%**, 4/4/2013 (f)	54,000,000	53,927,640
0.185%**, 5/2/2013 (f)	95,000,000	94,849,805
Total Short-Term U.S. Treasury Obligations (Cost $161,078,081)		161,068,921

	Shares	Value ($)

Securities Lending Collateral 0.4%
Daily Assets Fund Institutional, 0.24% (g) (h) (Cost $3,947,000)	3,947,000	3,947,000

Cash Equivalents 6.8%
Central Cash Management Fund, 0.14% (g) (Cost $62,139,493)	62,139,493	62,139,493

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $922,793,807)+	101.1	925,968,569
Other Assets and Liabilities, Net	(1.1)	(10,431,110)
Net Assets	100.0	915,537,459

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2012.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $922,793,807. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $3,174,762. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,656,443 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,481,681.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $3,805,744, which is 0.4% of net assets.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government-sponsored enterprises.

(d) At June 30, 2012, this security has been pledged, in whole or in part, as collateral for open interest rate swap contracts.

(e) At June 30, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At June 30, 2012, this security has been pledged, in whole or in part, as collateral for open commodity-linked swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Brent Crude Oil Futures	USD	11/15/2012	100	9,779,000	410,475
Copper Futures	USD	7/10/2012	100	19,235,775	(1,095,775)
Copper Futures	USD	8/15/2012	50	9,618,750	(131,400)
Copper Futures	USD	9/19/2012	50	9,611,875	480,475
Copper Futures	USD	9/21/2012	50	9,608,338	364,438
Corn Futures	USD	9/14/2012	400	12,570,000	(152,570)
Cotton No. 2 Futures	USD	12/6/2012	300	10,699,500	195,032
Primary Aluminum Futures	USD	9/19/2012	200	9,547,500	226,000
Total net unrealized appreciation					296,675

At June 30, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Aluminum Futures	USD	9/21/2012	200	9,547,500	(158,850)
Copper Futures	USD	7/10/2012	100	19,235,775	1,820,609
Copper Futures	USD	8/15/2012	50	9,618,750	61,100
Copper Futures	USD	9/19/2012	50	9,611,875	(464,875)
Gold 100 oz. Futures	USD	8/29/2012	120	19,250,400	(356,617)
Light Sweet Crude Oil Futures	USD	11/16/2012	100	8,667,000	(351,490)
Primary Aluminum Futures	USD	9/19/2012	200	9,547,500	(243,100)
Total net unrealized appreciation					306,777

At June 30, 2012, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (i)
Long Positions
7/16/2012	12,337,500	1	0.14%	Barclays Aluminum Subindex	(127,889)
7/16/2012	251,667	1	0.14%	Barclays Brent Crude Subindex	4,702
7/16/2012	80,716,500	1	0.48%	Barclays Capital-Commodity Strategy 1500 Index	2,997,851
7/16/2012	26,905,500	1	0.57%	Barclays Capital-Commodity Strategy 1610 Index	(364,789)
7/16/2012	503,333	1	0.14%	Barclays Light Crude Subindex	8,163
7/16/2012	25,956,000	1	0.32%	Barclays Milling Wheat Subindex	2,400,212
7/16/2012	71,748,000	2	0.2%	BNP Paribas 03 Alpha Index	(134,902)
7/16/2012	115,660,500	3	0.13%	Citi Cubes Dow Jones- UBS Weighted Index	3,947,145
7/16/2012	20,000,000	4	0.2%	Dow Jones-UBS Commodity ex-Agriculture Index	482,735
7/16/2012	30,000,000	1	0.2%	Dow Jones-UBS Commodity ex-Agriculture Index	760,549
7/27/2012	40,000,000	3	0.18%	Dow Jones-UBS Commodity ex-Agriculture Index	969,008
7/16/2012	140,245,000	2	0.09%	Dow Jones- UBS Commodity Index	4,235,771
7/16/2012	52,981,000	4	0.1%	Dow Jones- UBS Commodity Index	1,599,990
7/16/2012	118,429,000	5	0.1%	Dow Jones- UBS Commodity Index	3,576,475
7/16/2012	134,527,500	5	0.43%	Goldman Dow Jones- UBS Commodity Excess Return E95 Strategy	4,904,617
7/16/2012	53,811,000	4	0.46%	JPMorgan Alternative Benchmark Enhanced Beta Select Excess Return Index	2,041,491
7/16/2012	125,559,000	4	0.65%	JPMorgan Alpha Basket JM Index	(2,915,939)
7/16/2012	47,084,625	6	0.45%	Merrill Lynch Backwardation Momentum Long Only Excess Return Index	982,584
7/16/2012	47,084,625	6	0.39%	Merrill Lynch Commodity Index eXtra LDA Excess Return Index	(560,139)
7/16/2012	40,358,250	6	0.44%	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	(422,573)
7/16/2012	267,053,000	7	0.016%	UBS Custom Commodity Index	(8,025,385)
7/16/2012	179,370,000	7	0.3%	Dow Jones-UBS Commodity Index 2-4-6 Month Forward Bend	6,900,467
Short Positions
7/16/2012	4,837,500	1	0.06%	Barclays Corn Subindex	(824,373)
7/16/2012	2,066,000	1	0.06%	Barclays Gold Subindex	28,907
7/16/2012	9,382,500	1	0.06%	Barclays Heating Oil Subindex	(322,889)
7/16/2012	8,914,600	6	0.14%	Dow Jones-UBS Commodity Index 3 Month Forward	(352,565)
7/16/2012	22,286,500	4	0.1%	Dow Jones-UBS Commodity Index 3 Month Forward	(881,091)
7/16/2012	178,292,000	1	0.06%	Dow Jones-UBS Commodity Index 3 Month Forward	(7,046,146)
7/16/2012	3,099,000	4	0.1%	Dow Jones-UBS Gold Subindex	43,316
7/16/2012	57,944,900	5	0.08%	Dow Jones-UBS Commodity Index 3 Month Forward	(2,290,416)
Total net unrealized appreciation					11,614,887

(i) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At June 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
12/20/2010 3/20/2016	5,000,000	8	1.0%	Freeport- McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022, BBB	(94,565)	(1,726)	(92,839)

(j) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At June 30, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
5/23/2013 5/23/2015	11,800,000	4	Fixed — 0.835%	Floating — LIBOR	(37,211)	—	(37,211)
5/23/2013 5/23/2015	26,100,000	2	Fixed — 0.835%	Floating — LIBOR	(82,306)	(4,576)	(77,730)
5/23/2013 5/26/2015	52,100,000	9	Fixed — 0.835%	Floating — LIBOR	(164,298)	(8,679)	(155,619)
5/23/2013 5/23/2017	56,600,000	2	Fixed — 1.23%	Floating — LIBOR	(396,766)	(24,083)	(372,683)
5/23/2013 5/23/2017	43,500,000	4	Fixed — 1.23%	Floating — LIBOR	(304,935)	—	(304,935)
5/23/2013 5/23/2017	9,900,000	9	Fixed — 1.23%	Floating — LIBOR	(69,399)	(2,907)	(66,492)
Total unrealized depreciation							(1,014,670)

Counterparties:

1 Barclays Bank PLC

2 BNP Paribas

3 Citigroup, Inc.

4 JPMorgan Chase Securities, Inc.

5 The Goldman Sachs & Co.

6 Merrill Lynch & Co., Inc.

7 UBS AG

8 Morgan Stanley

9 Bank of America

LIBOR: London Interbank Offered Rate

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts, credit default swap contracts and interest rate swap contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (l)
Corporate Bonds	$—	$245,024,708	$—	$245,024,708
Mortgage-Backed Securities Pass-Throughs	—	38,738,907	—	38,738,907
Asset-Backed	—	8,751,218	—	8,751,218
Commercial Mortgage-Backed Securities	—	36,230,745	—	36,230,745
Collateralized Mortgage Obligations	—	18,751,245	—	18,751,245
Government & Agency Obligations	—	304,977,025	—	304,977,025
Loan Participations and Assignments	—	46,339,307	—	46,339,307
Short-Term U.S. Treasury Obligations	—	161,068,921	—	161,068,921
Short-Term Investments (l)	66,086,493	—	—	66,086,493
Derivatives (m)	3,558,129	35,883,983	—	39,442,112
Total	$69,644,622	$895,766,059	$—	$965,410,681
Liabilities
Derivatives (m)	$(2,954,677)	$(25,376,605)	$—	$(28,331,282)
Total	$(2,954,677)	$(25,376,605)	$—	$(28,331,282)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended June 30, 2012.

(l) See Consolidated Investment Portfolio for additional detailed categorizations.

(m) Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, credit default swap contracts and interest rate swap contracts.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of June 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $856,707,314) — including $3,805,744 of securities loaned	$859,882,076
Investment in Daily Assets Fund Institutional (cost $3,947,000)*	3,947,000
Investment in Central Cash Management Fund, at value (cost $62,139,493)	62,139,493
Total investments in securities, at value (cost $922,793,807)	925,968,569
Cash	4,036,733
Receivable for investments sold	5,819,503
Receivable for Fund shares sold	6,502,498
Interest receivable	3,447,357
Receivable for variation margin on futures contracts	474,201
Unrealized appreciation on swap contracts	35,883,983
Other assets	62,974
Total assets	982,195,818
Liabilities
Payable upon return of securities loaned	3,947,000
Payable for investments purchased	32,500,081
Payable for investments purchased — when-issued/delayed delivery security	699,272
Payable for Fund shares redeemed	2,317,480
Unrealized depreciation on swap contracts	25,376,605
Upfront payments received on swap contracts	41,971
Accrued management fee	690,190
Accrued Trustees' fees	7,156
Other accrued expenses and payables	1,078,604
Total liabilities	66,658,359
Net assets, at value	$915,537,459

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of June 30, 2012 (continued)
Net Assets Consist of
Undistributed net investment income	378,746
Net unrealized appreciation (depreciation) on: Investments	3,174,762
Swap contracts	10,507,378
Futures	603,452
Accumulated net realized gain (loss)	(214,793,160)
Paid-in capital	1,115,666,281
Net assets, at value	$915,537,459
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($301,891,356 ÷ 92,938,414 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.25
Maximum offering price per share (100 ÷ 94.25 of $3.25)	$3.45
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,766,151 ÷ 925,558 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$2.99
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($90,410,060 ÷ 30,196,634 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$2.99
Class S Net Asset Value, offering and redemption price(a) per share ($231,426,646 ÷ 70,520,495 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.28
Institutional Class Net Asset Value, offering and redemption price(a) per share ($289,043,246 ÷ 87,864,677 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.29

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended June 30, 2012
Investment Income
Income: Interest (net of foreign taxes withheld of $9,242)	$17,296,629
Income distributions — Central Cash Management Fund	251,437
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	74,043
Total income	17,622,109
Expenses: Management fee	10,105,233
Administration fee	1,101,204
Services to shareholders	1,668,480
Distribution and service fees	2,033,779
Custodian fee	160,562
Professional fees	182,823
Reports to shareholders	189,501
Registration fees	281,370
Trustees' fees and expenses	45,701
Other	76,353
Total expenses	15,845,006
Net investment income (loss)	1,777,103
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,724,381
Swap contracts	(211,110,114)
Futures	(6,128,958)
Written options	124,575
Foreign currency	1,740
(213,388,376)
Change in net unrealized appreciation (depreciation) on: Investments	850,971
Swap contracts	50,883,029
Futures	(2,774,822)
Foreign currency	(1,994)
48,957,184
Net gain	(164,431,192)
Net increase (decrease) in net assets resulting from operations	$(162,654,089)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$1,777,103	$(633,082)
Net realized gain (loss)	(213,388,376)	173,637,352
Change in net unrealized appreciation (depreciation)	48,957,184	(29,268,993)
Net increase (decrease) in net assets resulting from operations	(162,654,089)	143,735,277
Distributions to shareholders from: Net investment income: Class A	(65,314,514)	—
Class B	(880,254)	—
Class C	(17,174,368)	—
Class S	(50,238,968)	—
Class M**	(3,995,572)	—
Institutional Class	(47,876,234)	—
Total distributions	(185,479,910)	—
Fund share transactions: Proceeds from shares sold	537,399,356	1,004,533,094
Net assets acquired in tax-free reorganization*	—	139,018,702
Reinvestment of distributions	153,041,359	—
Payments for shares redeemed	(738,071,100)	(363,467,491)
Redemption fees	34,312	435,753
Net increase (decrease) in net assets from Fund share transactions	(47,596,073)	780,520,058
Increase (decrease) in net assets	(395,730,072)	924,255,335
Net assets at beginning of period	1,311,267,531	387,012,196
Net assets at end of period (including undistributed net investment income of $378,746 and $184,151,813, respectively)	$915,537,459	$1,311,267,531

* On August 20, 2010, DWS Enhanced Commodity Strategy Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note H).

** On August 26, 2011, Class M shares converted into Class S shares.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended June 30,
Class A	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$4.42	$3.44	$3.22		$19.06		$13.13
Income (loss) from investment operations: Net investment income (loss)a	.00 *	(.01)	(.02)		(.02)		(.08)
Net realized and unrealized gain (loss)	(.52)	.99	.27		(10.54)		6.01
Total from investment operations	(.52)	.98	.25		(10.56)		5.93
Less distributions from: Net investment income	(.65)	—	(.03)		—		—
Net realized gains	—	—	—		(5.28)		—
Total distributions	(.65)	—	(.03)		(5.28)		—
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$3.25	$4.42	$3.44		$3.22		$19.06
Total Return (%)b	(13.24)	28.49	7.33	c	(51.43	)c	45.16	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	302	489	153		123		372
Ratio of expenses before expense reductions (%)	1.51	1.50	1.66		1.79		1.62
Ratio of expenses after expense reductions (%)	1.51	1.50	1.58		1.51		1.50
Ratio of net investment income (loss) (%)	.09	(.17)	(.60)		(.25)		(.49)
Portfolio turnover rate (%)	98	116	189		113		145
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class B	2012	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$4.09	$3.21		$3.01		$18.71		$12.98
Income (loss) from investment operations: Net investment income (loss)a	(.03)	(.04)		(.04)		(.05)		(.19)
Net realized and unrealized gain (loss)	(.48)	.92		.24		(10.37)		5.92
Total from investment operations	(.51)	.88		.20		(10.42)		5.73
Less distributions from: Net investment income	(.59)	—		(.00	)*	—		—
Net realized gains	—	—		—		(5.28)		—
Total distributions	(.59)	—		(.00	)*	(5.28)		—
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$2.99	$4.09		$3.21		$3.01		$18.71
Total Return (%)b	(13.94)	27.41	c	6.66	c	(51.85	)c	44.14	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	7		8		9		25
Ratio of expenses before expense reductions (%)	2.34	2.39		2.48		2.65		2.41
Ratio of expenses after expense reductions (%)	2.34	2.35		2.33		2.26		2.25
Ratio of net investment income (loss) (%)	(.74)	(1.09)		(1.35)		(1.00)		(1.24)
Portfolio turnover rate (%)	98	116		189		113		145
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class C	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$4.10	$3.21	$3.01		$18.71		$12.98
Income (loss) from investment operations: Net investment income (loss)a	(.02)	(.04)	(.04)		(.05)		(.19)
Net realized and unrealized gain (loss)	(.50)	.93	.24		(10.37)		5.92
Total from investment operations	(.52)	.89	.20		(10.42)		5.73
Less distributions from: Net investment income	(.59)	—	(.00	)*	—		—
Net realized gains	—	—	—		(5.28)		—
Total distributions	(.59)	—	(.00	)*	(5.28)		—
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$2.99	$4.10	$3.21		$3.01		$18.71
Total Return (%)b	(14.13)	27.73	6.66	c	(51.85	)c	44.14	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	110	34		28		86
Ratio of expenses before expense reductions (%)	2.26	2.26	2.44		2.57		2.35
Ratio of expenses after expense reductions (%)	2.26	2.26	2.33		2.26		2.25
Ratio of net investment income (loss) (%)	(.66)	(.92)	(1.35)		(1.00)		(1.24)
Portfolio turnover rate (%)	98	116	189		113		145
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class S	2012	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$4.47	$3.47		$3.25		$19.09		$13.13
Income (loss) from investment operations: Net investment income (loss)a	.01	.00	*	(.01)		(.00	)*	(.05)
Net realized and unrealized gain (loss)	(.53)	1.00		.26		(10.56)		6.02
Total from investment operations	(.52)	1.00		.25		(10.56)		5.97
Less distributions from: Net investment income	(.67)	—		(.03)		—		(.01)
Net realized gains	—	—		—		(5.28)		—
Total distributions	(.67)	—		(.03)		(5.28)		(.01)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$3.28	$4.47		$3.47		$3.25		$19.09
Total Return (%)	(13.23)	28.82		7.81	b	(51.43	)b	45.50	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	231	328		65		40		34
Ratio of expenses before expense reductions (%)	1.32	1.26		1.40		1.62		1.48
Ratio of expenses after expense reductions (%)	1.32	1.26		1.38		1.31		1.32
Ratio of net investment income (loss) (%)	.28	.10		(.40)		(.05)		(.31)
Portfolio turnover rate (%)	98	116		189		113		145
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended June 30,
Institutional Class	2012	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$4.48	$3.47		$3.25		$19.08		$13.12
Income (loss) from investment operations: Net investment income (loss)a	.02	.01		(.01)		.01		(.04)
Net realized and unrealized gain (loss)	(.54)	1.00		.27		(10.56)		6.03
Total from investment operations	(.52)	1.01		.26		(10.55)		5.99
Less distributions from: Net investment income	(.67)	—		(.04)		—		(.03)
Net realized gains	—	—		—		(5.28)		—
Total distributions	(.67)	—		(.04)		(5.28)		(.03)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$3.29	$4.48		$3.47		$3.25		$19.08
Total Return (%)	(13.02)	29.11		7.87	b	(51.41	)b	45.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	289	320		127		46		72
Ratio of expenses before expense reductions (%)	1.16	1.13		1.21		1.33		1.22
Ratio of expenses after expense reductions (%)	1.16	1.13		1.20		1.26		1.22
Ratio of net investment income (loss) (%)	.44	.19		(.23)		.00	**	(.21)
Portfolio turnover rate (%)	98	116		189		113		145
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005. ** Amount is less than .005%.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (the "Fund'') is a series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shareholders received Class M shares in connection with the merger of DWS Enhanced Commodity Strategy Fund, Inc. into DWS Enhanced Commodity Strategy Fund (see Note H). On August 26, 2011, Class M shares were converted into Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2012, the Fund's investment in the Subsidiary was $189,593,681, representing 20.7% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and Loan Participations and Assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded written or purchased options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying issue. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Fund had net tax basis capital loss carryforwards of approximately $214,616,000, including $194,921,000 of pre-enactment losses, of which $43,038,000 was inherited from its merger with DWS Enhanced Commodity Strategy Fund, Inc. in the previous year and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2016 ($6,708,000), June 30, 2017 ($102,121,000), June 30, 2018 ($77,997,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first; and which may be subject to certain limitations under Section 382-384 of the Revenue Code, and approximately $19,695,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($14,140,000) and long-term losses ($5,555,000).

The Fund has reviewed the tax positions for the open tax years as of June 30, 2012 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$284,181
Capital loss carryforward	$(214,616,000)
Unrealized appreciation (depreciation) on investments	$3,174,762

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended June 30,
	2012	2011
Distributions from ordinary income*	$185,479,910	$—

* For tax purposes, short-term capital gain distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Class A, B, C, S and Institutional shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. In addition, the Fund imposed a redemption fee of 0.5% of the total redemption amount on Class M shares redeemed or exchanged prior to February 23, 2011. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended June 30, 2012, the Fund invested in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to approximately $340,000,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended June 30, 2012, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Consolidated Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Consolidated Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2012, the investment in credit default swap contracts sold had a total notional value of $5,000,000.

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. For the year ended June 30, 2012, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of June 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2012, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $1,356,732,000 to $1,630,582,000, and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from approximately $84,782,000 to $354,052,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended June 30, 2012, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets. If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open purchased option contracts or written option contracts as of June 30, 2012. For the year ended June 30, 2012, the investment in written option contracts had a total value generally indicative of a range from $0 to $81,250. For the year ended June 30, 2012, the investment in purchased option contracts had a total value generally indicative of a range from $0 to $225,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2012, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities and interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2012 is included in the table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $90,671,000 to $158,256,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $85,479,000 to $364,462,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2012 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Futures Contracts	Swap Contracts	Total
Commodity Contracts (a) (b)	$3,558,129	$35,883,983	$39,442,112

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized appreciation on swap contracts

Liability Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$—	$(1,014,670)	$(1,014,670)
Credit Contracts (a)	—	(92,839)	(92,839)
Commodity Contracts (a) (b)	(2,954,677)	(24,269,096)	(27,223,773)
	$(2,954,677)	$(25,376,605)	$(28,331,282)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2012 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(225,425)	$124,575	$(3,859,408)	$(7,227,734)	$(11,187,992)
Commodity Contracts (a)	—	—	(207,250,706)	1,098,776	(206,151,930)
	$(225,425)	$124,575	$(211,110,114)	$(6,128,958)	$(217,339,922)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(1,014,670)	$(507,991)	$(1,522,661)
Credit Contracts (a)	(27,525)	—	(27,525)
Commodity Contracts (a)	51,925,224	(2,266,831)	49,658,393
	$50,883,029	$(2,774,822)	$48,108,207

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the year ended June 30, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $429,307,738 and $677,681,538, respectively. Purchases and sales of U.S. Treasury obligations aggregated $490,427,661 and $536,560,854, respectively.

For the year ended June 30, 2012, transactions for written options on futures were as follows:
	Contracts	Premium
Outstanding, beginning of period	$—	$—
Options written	1,000	124,575
Options expired	(1,000)	(124,575)
Outstanding, end of period	$—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, for the period from July 1, 2011 through September 30, 2011, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

Under the Investment Management Agreement effective October 1, 2011, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Over $1.5 billion of such net assets	.825%

Accordingly, for the year ended June 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.92% of the Fund's average daily net assets.

For the period from July 1, 2011 through September 30, 2012 (through April 28, 2012 for Institutional Class shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%
Institutional Class	1.35%

For the period from July 1, 2011 through August 25, 2011, the Advisor had contractually agreed to waive its fees and/or expenses of Class M shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.46%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2012, the Administration Fee was $1,101,204, of which $74,411 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2012 (for the period ended August 26, 2011 for Class M shares), the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2012
Class A	$99,262	$15,872
Class B	4,172	1,405
Class C	29,496	4,689
Class S	114,333	19,644
Institutional Class	21,356	3,175
Class M	2,667	—
	$271,286	$44,785

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2012
Class B	$35,982	$6,877
Class C	784,101	48,498
	$820,083	$55,375

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at June 30, 2012	Annual Effective Rate
Class A	$940,725	$175,973	.24%
Class B	11,950	1,098	.25%
Class C	261,021	36,983	.25%
	$1,213,696	$214,054

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2012 aggregated $53,487.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2012, the CDSC for the Fund's Class B and C shares was $5,462 and $48,499, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2012, DIDI received $78,508 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2012, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $23,515, of which $12,426 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended June 30, 2012		Year Ended June 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	47,472,808	$178,488,661	95,177,123	$410,408,785
Class B	26,663	93,681	79,545	314,948
Class C	9,841,069	35,276,676	20,708,985	83,463,109
Class S	51,814,170	194,350,513	75,243,585	328,415,136
Institutional Class	35,299,535	129,189,825	41,143,090	181,931,116
		$537,399,356		$1,004,533,094
Shares issued in tax-free reorganization*
Class M**	—	$—	38,938,842	$139,018,702
		$—		$139,018,702
Shares issued to shareholders in reinvestment of distributions
Class A	15,925,703	$60,208,481	—	$—
Class B	225,710	789,595	—	—
Class C	3,581,959	12,280,177	—	—
Class S	8,110,202	30,544,184	—	—
Class M**	588,382	2,541,811	—	—
Institutional Class	12,209,192	46,677,111	—	—
		$153,041,359		$—
Shares redeemed
Class A	(80,944,125)	$(303,063,469)	(29,165,805)	$(125,683,104)
Class B	(1,077,939)	(3,650,639)	(892,598)	(3,512,513)
Class C	(10,140,707)	(34,134,295)	(4,235,751)	(16,817,678)
Class S	(75,587,337)	(279,022,832)	(20,622,195)	(90,193,247)
Class M**	(632,610)	(2,719,796)	(26,052,772)	(98,902,009)
Institutional Class	(30,953,313)	(115,480,069)	(6,446,290)	(28,358,940)
		$(738,071,100)		$(363,467,491)
Shares converted
Class S	12,841,842	$48,832,319	—	$—
Class M**	(12,841,842)	$(48,832,319)	—	$—
Redemption fees		$34,312		$435,753
Net increase (decrease)
Class A	(17,545,614)	$(64,345,646)	66,011,318	$284,748,941
Class B	(825,566)	(2,767,363)	(813,053)	(3,197,565)
Class C	3,282,321	13,427,812	16,473,234	66,646,227
Class S	(2,821,123)	(5,289,475)	54,621,390	238,228,599
Class M**	(12,886,070)	(49,010,151)	12,886,070	40,519,659
Institutional Class	16,555,414	60,388,750	34,696,800	153,574,197
		$(47,596,073)		$780,520,058

* On August 20, 2010, DWS Enhanced Commodity Strategy Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note H).

** On August 26, 2011, Class M shares converted into Class S shares.

H. Fund Merger

On August 20, 2010, the Fund acquired all of the net assets of DWS Enhanced Commodity Strategy Fund, Inc. pursuant to a plan of reorganization approved by Shareholders on May 4, 2010. The acquisition was accomplished by a tax-free exchange of 15,961,840 shares of DWS Enhanced Commodity Strategy Fund, Inc., for 38,938,842 shares of the Fund, outstanding on August 20, 2010. DWS Enhanced Commodity Strategy Fund, Inc. net assets at that date, $139,018,702, including $4,898,162, of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition was $437,879,875. The combined net assets of the Fund immediately following the acquisition was $576,898,577.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Enhanced Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Commodity Strategy Fund (the "Fund") and its subsidiary at June 30, 2012, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 27, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$965.60	$961.40	$958.30	$966.20	$966.90
Expenses Paid per $1,000*	$7.72	$11.36	$11.15	$6.16	$5.82
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,017.01	$1,013.28	$1,013.48	$1,018.60	$1,018.95
Expenses Paid per $1,000*	$7.92	$11.66	$11.46	$6.32	$5.97

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.58%	2.33%	2.29%	1.26%	1.19%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

A total of 8.61% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of June 30, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, May 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23337G 225	23337G 233	23337G 241	23337G 258	23337G 266
Fund Number	485	685	785	2085	817

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

**DECSF-2**
(R-028287-1 8/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED COMMODITY STRATEGY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$85,621	$0	$0	$0
2011	$85,621	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 27, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 27, 2012